UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2011

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400

Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(949) 242-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

On August 8, 2011, Alliance HealthCare Services, Inc. (the “Company”) issued a press release announcing its results for the second quarter and six months ended June 30, 2011. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

The information in Item 2.02 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 2.05: Costs Associated with Exit or Disposal Activities

On August 4, 2011, the Company’s Board of Directors approved a restructuring plan, including a significant organizational restructure, as well as a cost savings and efficiency initiative. This restructure will be initiated in the third quarter of 2011. Annualized potential cost savings in cost of revenues and selling, general and administrative expenses are expected to total $20 million to $25 million over a period of approximately two years. Of the total estimated savings, approximately $10 million in annualized savings is expected to be implemented by the end of the third quarter, with an additional $5 million in annualized savings to be implemented by the end of the first quarter of 2012. The Company expects to incur approximately $4.7 million in severance and related costs associated with this cost savings plan during the six months ending December 31, 2011. The Company expects $4.3 million of these costs to be paid in cash.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	On August 8, 2011, Michael F. Frisch, President, Alliance Imaging Division, and Eli H. Glovinsky, Executive Vice President, General Counsel and Corporate Secretary, agreed to terminate their employment with the Company effective August 31, 2011. The Company has agreed to treat these terminations as “without cause” within the meaning of their executive severance agreements, which entitles them to the benefits described in the Company’s 2011 Definitive Proxy Statement under the heading “Executive Compensation – Compensation Discussion and Analysis – Employment and Severance Agreements – Severance Agreements with Other Named Executive Officers.”

(c)	On August 8, 2011, Christopher J. Joyce, was appointed Executive Vice President, General Counsel, Secretary and Corporate Services, effective September 1, 2011. Prior to his appointment, Mr. Joyce served as Executive Vice President, Mergers and Acquisitions since 2008, and has been employed with the Company since 2005. On August 8, 2011, Richard A. Jones was appointed Executive Vice President, Alliance Imaging Division effective September 1, 2011. Prior to his appointment, Mr. Jones served as Senior Vice President, Operations since 2008, and has been employed with the Company since 1996.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(d)	Exhibits

The following exhibits are filed with this Form 8-K:

99.1	Press Release dated August 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2011	/s/ Howard K. Aihara
	Name:	Howard K. Aihara
	Title:	Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release dated August 8, 2011.